Exhibit 32.2

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, Michael McDonald, Chief Financial Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date:           August 14, 2008

/s/ MICHAEL L. McDONALD
      Michael L. McDonald
      Senior Vice President and Chief Financial Officer